Financial Asset through Profit And Loss	12 Months Ended
Dec. 31, 2018
Financial Asset Through Profit And Loss [Abstract]
FINANCIAL ASSET THROUGH PROFIT AND LOSS

NOTE 8:- FINANCIAL ASSET THROUGH PROFIT AND LOSS

Gamida Cell Ltd. (“Gamida”):

1.	Gamida is engaged in developing cellular and immune therapies for the treatment of cancer and orphan genetic diseases. As of December 31, 2018, the Group holds, through Elbit Medical, approximately 11% in Gamida’s voting and equity rights (approximately 8% on a fully diluted basis).

2.	Gamida’s IPO:

On October 26, 2018 Gamida completed the IPO and for the listing in NASDAQ of 6.65 million of its ordinary shares. The price set is eight (8) US dollars per share, a price that reflect a post-money valuation of Gamida of approximately 215 million US dollars. The consideration for Gamida in the IPO is approximately 53 million US dollars (not including issuance and IPO expenses). Upon the completion of the offering, Elbit Medical holds approximately 2.7 million shares representing 11% of Gamida Cell’s share, 8% on a fully diluted basis. Following the issuance and for 180 days Gamida shares held by Elbit Medical are restricted for trading.

3.	Loss of significant influence on Gamida

Upon completion of the issuance, Gamida adopted a new article of association. All of Gamida shares were converted into ordinary shares, including Elbit Medical’s shares. According to the new article of association of Gamida, the Board of Directors of Gamida (excluding external directors, if any) will be divided into three classes nearly equal in number as practicable. The term of office of each class shall expire after one year and when their successors are elected and qualified. The general meeting may elect up to one third of the directors elected for a three-year term, instead of the directors whose term of office expired at that annual meeting.

As of the balance sheet date, Gamida’s board of directors included 7 directors (a total of nine directors can be appointed). Elbit Medical has the right to propose one person for election as director (class A) at general meeting in 2019. As a result, following Gamida’s IPO, Elbit Medical no longer has significant influence on the Gamida. As such, the Company ceased to account its investment in Gamida using equity method and started to account its investment in Gamida as financial asset at fair value through profit and loss.

Elbit Medical recorded income from loss of significant influence over Gamida in the total amount of NIS 71 million and NIS 14 million was recorded as income from fair value adjustment from the date of significant influence loss till December 31, 2018.

Elbit Medical holds (through a subsidiary) 2,685,590 shares, the fair value of which as of December 31, 2018 (taking into account the discount as a result of lock up period) is approximately NIS 86 million. Refer also to Note 20(d).